investor presentation • Second Quarter 2022 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2021, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Financial Performance Appendix 4 presentation contents our footprint 5 Commercial C&I, O-CRE, ABL, Equipment Finance, Treasury, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 135 Employees: 2,096 Market Cap (06/30/22): $1.8B Dividend Yield (06/30/22): 4.7% TCE Ratio: 6.40% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Lines of Business 1.63% Adj. PTPP ROAA(1) $16.2B in assets $9.4B/$12.3B loans / deposits $4.5B wealth management 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

key investment highlights Proven & sustainable business model spanning 150+ years • Well managed through past credit cycles • Conservative operating philosophy • Consistent profitability – 127 consecutive quarters Premier Midwest franchise with top quartile performance High quality balance sheet & robust capital position (10.91% CET1 / 6.40% TCE) Prudent risk management & credit culture with strong asset quality Increased scale to continue investments in technology Track record of well-executed acquisitions with a well-defined M&A strategy Experienced and proven management team 6 complementary market centric strategies Loans $2.8B / Deposits $3.1B Loans $1.5B / Deposits $5.2B Loans $3.9B / Deposits $3.8B 7 Note: Headquarters loan and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. Loans $1.3B / Deposits $0.2B

The number of Trust & Investments and RPS relationships are updated as of 9/30/21. All other data as of 03/31/22.8 diversified lines of business

9 revenue growth strategies Distribution Technology Talent Product & Pricing • Regional pricing strategy • Treasury Management product investments • Investments in Product Management DefinedModels • Community • Metro • Headquarters • National • Digital Enterprise Data Management • Investment in data warehouse • Enabling data as a strategic asset • Connection into CRM platform StaffingModel • Defined new company FTE targets • Larger salesforce intargeted Lines of Business Culture • Diversity and inclusion is a strategic priority • Refreshed Corporate Strategic Intent • Attraction/recruitment engagement and retention programs Capacity Plans • Increased physical distribution network • Closed 62 locations in last 5 years1 • Aligned sales teams to distribution models Expanded Capabilities • Acquired Bannockburn enabling us to provide foreign exchange services • Rollout of “in-house” derivatives desk capabilities • Investment in Wealth Mgmt.: • Business succession • Fixed income strategies • Alternative investments • Improved digital platform • Acquired Summit providing significant improvement to lease product offering Talent Expansion • Up-Market Commercial talent acquisition • Added Chief DigitalOfficer; building out team • Added Enterprise ProductExecutive • Added Client Experience Executive Enterprise CRM • Company-wide implementation of SFDC • Marketing automation and sales enablement programdevelopment • Sales Management • Operational Integration Client Experience • Improved Cash Management Platform • Improved Online Banking Product • Blend – MortgageOrigination • nCino – Commercial loan origination and online account opening Digital Transformation • Roadmap Creation • Increased Resource Allocation • Enhanced Client Experience LOB | Go-to-Market 1 Post MainSource merger

10 digital + technology investments enabling simple, consistent & seamless customer experience across channels & making it easy for associates to provide best-in-class customer service. “

11 bank transformation All dollars shown in millions Tech Spend consists of data processing, communications, software / equipment depreciation & departmental expenses (primarily salaries & benefits) for the Technology, Digital & Info Security teams. Tech Spend / Total Expense $60.3 $59.0 $55.5 $48.6 $40.8 $31.5 14.7% 15.1%14.9%14.8% 14.1% 13.6% YTD 2022 (Annualized)20212020201920182017 Tech Spend % of Total Expense

• engagement • digital engagement across core customers increased 4.1% vs. Q2 2021 • consumer online banking logins increased 13.4% vs. Q2 2021 • self service • consumer remote deposit volume increased 3.9% vs. Q2 2021 • consumer online banking transaction volume increased 11.5% vs. Q2 2021 • customer satisfaction • Q2 2022 consumer mobile app rating: 4.55 1 12 digital + technology highlights 1 – Composite rating 2 – Represents core customers active in online / mobile banking over the last 30 days of the quarter. Digital Engagement2 51.5% 52.4% 54.3% 56.3% 56.7% 57.3% 58.4% 58.5% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 % of Core Customers Digitally Engaged

About First Financial Bancorp Financial Performance Appendix 13 presentation contents

2Q 2022 results 127th Consecutive Quarter of Profitability 14 • EOP assets increased $234.6 million compared to the linked quarter to $16.2 billion • EOP loans increased $178.8 million compared to the linked quarter to $9.4 billion • Average deposits decreased $246.3 million compared to the linked quarter to $12.5 billion • EOP investment securities decreased $101.3 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income - $49.8 million; $50.8 million as adjusted1 • Noninterest expense - $103.2 million; $102.4 million as adjusted1 • Efficiency ratio – 61.8%. Adjusted1 efficiency ratio – 60.9% • Effective tax rate of 20.2%. Adjusted1 effective tax rate of 20.3% • Net interest income - $117.2 million • Net interest margin of 3.43% on a GAAP basis; 3.47% on a fully tax equivalent basis1 • Net income - $51.5 million or $0.55 per diluted share. Adjusted1 net income - $53.0 million or $0.56 per diluted share • Return on average assets - 1.28%. Adjusted1 return on average assets - 1.31% • Return on average shareholders’ equity – 9.84%. Adjusted1 return on average shareholders’ equity – 10.12% • Return on average tangible common equity - 20.68%1. Adjusted1 return on average tangible common equity – 21.26% • Provision recapture - $0.8 million • Net charge-offs - $2.0 million. NCOs / Avg. Loans - 0.08% annualized • Classified Assets / Total Assets - 0.74% • NPA / Total Assets – 0.31% • ACL / Total loans – 1.25% • Total capital ratio – 13.94% • Tier 1 common equity ratio – 10.91% • Tangible common equity ratio – 6.40% • Tangible book value per share – $10.27 • Repurchased no shares during the quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

2Q 2022 highlights • Quarterly earnings driven by net interest margin, strong fee income generation and diligent expense management • Adjusted1 earnings per share - $0.56 • Adjusted1 return on assets - 1.31% • Adjusted1 pre-tax, pre-provision return on assets - 1.63% • Adjusted1 return on average tangible common equity – 21.26% • End of period loan balances increased with improving origination volumes across the portfolio • EOP loan balances increased $178.8 million compared to the linked quarter; 7.8% on an annualized basis • Loan balances increased $191.4 million, or 8.3% on an annualized basis, when excluding $12.6 million decline in PPP loan balances • Total average deposit balances decreased $246.3 million, primarily driven by $135.6 million decline in brokered CD’s and $103.8 million decline in money market accounts • Average demand deposit balances relatively unchanged from prior quarter at $7.4 billion • Average noninterest bearing deposits were 33.7% of total deposits • Decline in money market accounts related to 3 relationships • Accelerating net interest margin (FTE) • 30 bp increase from first quarter driven by increase in interest rates • 34 bp increase in loan yields offset modest 2 bp increase in cost of interest-bearing deposits • Adjusted1 noninterest income of $50.8 million exceeded expectations • Record Foreign exchange income of $13.5 million, an increase of $3.3 million, or 32.7%, from linked quarter • Wealth management fees of $6.3 million remained strong; relatively unchanged compared to the linked quarter • Mortgage banking revenue of $5.2 million, an increase of $1.4 million, or 35.4%, compared to linked quarter • Other noninterest income of $5.7 million, an increase of $2.3 million, or 65.9%, compared to the linked quarter driven by income from limited partnership investments • Leasing business revenue of $7.2 million during the quarter, an increase of $1.2 million, or 19.3%, compared to linked quarter • Adjusted1 for $1.1 million loss on investment securities 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. 15

2Q 2022 highlights • Noninterest expenses in line with expectations • Adjusted1 noninterest expense of $102.4 million; Adjusted1 for $0.1 million in Summit acquisition costs and $0.7 million of other costs not expected to recur such as severance and branch consolidation costs • $9.9 million of Summit operating expenses during the quarter, including intangible amortization • Slight increase compared to linked quarter driven by elevated incentive compensation tied to fee income • Efficiency ratio of 61.8%; 60.9% as adjusted1 • Allowance for credit loss (ACL) and provision expense declined compared to linked quarter • Total ACL of $134.5 million; provision recapture of $0.8 million o Loans and leases - ACL of $117.9 million; 1.25% of total loans o Unfunded Commitments - ACL of $16.7 million • NPA to total assets of 0.31% • NCOs declined to 8 bps of average loans and leases • Nonaccrual loans of $38.9 million; $6.5 million, or 14.4%, decline compared to linked quarter • Regulatory capital ratios in excess of internal targets • Total capital ratio of 13.94% • Tier 1 common equity of 10.91%; 4 basis point increase from linked quarter • Tangible book value decreased by $0.70 to $10.27 due to decline in AOCI • Tangible common equity of 6.40%; 7.07% excluding $100.9 million decline in AOCI • No shares repurchased in second quarter 16 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. .

adjusted net income1 17 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 117,195$ 117,195$ 106,346$ 106,346$ Provision for credit losses-loans and leases (4,267)$ (4,267)$ (5,589)$ (5,589)$ Provision for credit losses-unfunded commitments 3,481$ 3,481$ (226)$ (226)$ Noninterest income 49,786$ 49,786$ 41,293$ 41,293$ less: gains (losses) on investment securities - (1,054) A - (196) A Total noninterest income 49,786$ 50,840$ 41,293$ 41,489$ Noninterest expense 103,227$ 103,227$ 102,805$ 102,805$ less: tax credit investment - 104 A - 104 A less: Summit acquistion costs - 100 A - 323 A less: other - 666 A - 2,354 A Total noninterest expense 103,227$ 102,357$ 102,805$ 100,024$ Income before income taxes 64,540$ 66,464$ 50,649$ 53,626$ Income tax expense 13,020$ 13,020$ 9,348$ 9,348$ plus: after-tax impact of tax credit investment @ 21% - 82 - 83 plus: tax effect of adjustments (A) @ 21% statutory rate - 404 - 625 Total income tax expense 13,020$ 13,506$ 9,348$ 10,056$ Net income 51,520$ 52,958$ 41,301$ 43,570$ Net earnings per share - diluted 0.55$ 0.56$ 0.44$ 0.46$ Pre-tax, pre-provision return on average assets 1.58% 1.63% 1.12% 1.20% 2Q 2022 1Q 2022 profitability 18 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.55 $0.44 $0.50 $0.63 $0.52 $0.56 $0.46 $0.58 $0.63 $0.58 2Q221Q224Q213Q212Q21 Diluted EPS Adjusted EPS1 1.28% 1.03%1.16% 1.49% 1.26% 1.31% 1.09% 1.34% 1.49% 1.39% 2Q221Q224Q213Q212Q21 ROA Adjusted ROA1 20.68% 14.93%15.11% 19.03% 16.31% 21.26% 15.75% 17.43% 19.00% 18.03% 2Q221Q224Q213Q212Q21 ROATCE Adjusted ROATCE1 63.5% 63.5% 70.1% 69.6% 61.8% 58.4% 60.1% 60.2% 67.7% 60.9% 2Q21 3Q21 4Q21 1Q22 2Q22 Efficiency Ratio Adjusted Efficiency Ratio1

net interest income & margin 19 Net Interest Margin (FTE) 2Q22 NIM (FTE) Progression Net Interest Income All dollars shown in millions $3.9 $3.7 $6.5$3.9$3.4 $2.6 $2.2$2.3 $3.0$3.5 $0.6 $1.7 $5.6$9.3$9.2 $117.2 $106.3 $110.8 $113.4$114.0 2Q221Q224Q213Q212Q21 Loan Fees Loan Accretion PPP Interest/Fees 3.26% 2.94% 2.82%2.87%2.89% 0.11% 0.11% 0.18%0.11%0.10% 0.08% 0.07% 0.07%0.09%0.10% 0.02% 0.05%0.16% 0.25%0.22% 3.47% 3.17% 3.23% 3.32%3.31% 2Q221Q224Q213Q212Q21 Basic Margin (FTE) Loan Fees Loan Accretion PPP Fees 1Q22 3.17% PPP loan fees -0.03% Loan accretion 0.01% Other loan fees 0.01% Asset yields/mix 0.37% Deposit/funding costs/mix -0.04% Day count -0.02% 2Q22 3.47%

20 1NII – Year 1 impact, represents percentage change for immediate parallel changes in rates 2Reflects percentage of loans classified as variable rate and repricing in ≤ 1yr, hybrid variable rate repricing in > 1yr, or fixed rate, including loans held for sale 3Schedule reflects remaining maturity or repricing frequency for all fixed rate loans or hybrid variable rate loans repricing in > 1yr, including loans held for sale asset sensitive balance sheet positioning Net Interest Income Sensitivity 1 Loans - Variable Exposure2 Fixed/Hybrid Years to Maturity/Repricing3 11% 9% 10% 70% ≤1 yr 1-2 yrs 2-3 yrs > 3 yrs -10.9% 6.6% 12.2% -100 bps +100 bps +200 bps Variable ≤ 1yr 66% Hybrid > 1yr 8% Fixed 26%

liquid balance sheet presents opportunity 21 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Excess Liquidity Provides Significant Tailwind 24% 31% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 53.1% 72.0% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 88% 81% 79% 76% 74% 72% 72% 77% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Loans / Deposits Ratio 22% 25% 26% 28% 29% 30% 29% 28% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Cash + Securities / Assets

diverse and growing fee revenues 22 Noninterest Income 2Q22 Highlights All dollars shown in thousands • Total fee income 29.8% of net revenue • Record Foreign exchange income of $13.5 million; increased $3.3 million, or 32.7%, from linked quarter • Trust and wealth management fees of $6.3 million remained flat compared to the linked quarter • Deposit service charge income of $7.6 million; decreased $0.1 million, or 1.0%, from the linked quarter due to program changes • Mortgage banking income of $5.2 million; increased $1.4 million, or 35.4%, from the linked quarter • Client derivative income of $1.4 million; increased $0.6 million, or 69.3% from the linked quarter • Other noninterest income of $4.7 million; increased $1.4 million, or 43.7%, from the linked quarter due to elevated income from limited partnership investments Service Charges $7,648 15% Wealth Mgmt $6,311 13% Bankcard income $3,823 8% Client derivative fees $1,353 3% Foreign exchange income $13,470 27% Leasing business income $7,247 15% Mortgage origination income $5,241 10% Other $4,693 9% Total $49.8 million well managed expenses 23 Noninterest Expense 2Q22 Highlights All dollars shown in thousands • Core expenses increased due to annual merit increases, leasing business expenses and elevated incentive compensation tied to fee income • Adjustments include: • $0.1 million of acquisition related costs • $0.7 million of other costs not expected to recur such as branch consolidation and severance costs Salaries and benefits $64,992 63% Occupancy and equipment $8,560 8% Data processing $8,334 8% Professional services $2,214 2% Intangible amortization $2,915 3% Leasing business expense $4,687 5% Other $11,525 11% Total $103.2 million average balance sheet 24 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $9,368$9,267$9,283$9,503$9,832 4.16% 3.82% 3.96%4.03% 3.98% 2Q221Q224Q213Q212Q21 Gross Loans Loan Yield (Gross) 1 $12,538$12,784$12,885$12,667$12,711 0.09%0.08%0.10%0.10%0.12% 2Q221Q224Q213Q212Q21 Total Deposits Cost of Deposits $4,118$4,308$4,344$4,189$4,130 2.78%2.50%2.29%2.31%2.37% 2Q221Q224Q213Q212Q21 Average Investment Securities Investment Securities Yield

attractive deposit portfolio 25 Deposit Product Mix (Avg) 2Q22 Average Deposit Progression All dollars shown in millions Total growth/(decline): ($246.3) million -$1.7 $35.9 $31.2 -$103.8 -$33.3 -$135.6 -$39.0 Interest-bearing demand Noninterest-bearing Savings Money Markets Retail CDs Brokered CDs Public Funds Interest-bearing demand $1,880 15% Noninterest- bearing $3,989 32% Savings $1,375 11% Money Markets $2,225 18% Retail CDs $907 7% Brokered CDs $80 1% Public Funds $2,082 16% Total $12.5 billion loan portfolio 26 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $178.8 million ICRE $3,736 40% Commercial & Small Business Banking $2,756 29% Consumer $898 10% Mortgage $1,056 11% Oak Street $586 6% Franchise $294 3% Summit $85 1% Total $9.4 Billion -$56.9 $72.4 $31.4 $10.9 $29.4 $34.1 $70.1 -$12.6 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Consumer Mortgage PPP

loan concentrations 27 C&I Loans by Industry CRE Loans by Collateral 1 Industry types included in Other representing greater than 1% of total C&I loans include Public Administration, Waste Management, Agriculture, Other Services, Arts & Recreation, and Information. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Residential Multi-Family 5+ Construction, Manufacturing Facility, Farmland, Residential 1-4 Family, Recreation Facility, Church, Real Estate IUB Other, and Student Housing. Finance & Insurance 21% Real Estate 16% Manufacturing 16% Accommodation & Food Services 7% Health Care 6% Construction 6% Professional & Tech 5% Wholesale Trade 5% Retail Trade 4% Transportation & Warehousing 3% Other1 11% C&I Loans: $3.0B Residential, Multi Family 5+ 19% Retail 17% Office 14% Hotel/Motel 8% Nursing/Assisted Living 7% Warehouse 5% Industrial Facility 4% Restaurant 3% Medical Office 3% Other2 20% CRE Loans: $4.3B

current expected credit losses - loans and leases 28 ACL / Total Loans 2Q22 Highlights All dollars shown in thousands • $134.5 million combined ACL; $0.8 million combined provision recapture • $117.9 million ACL – loans and leases, or 1.25% of loan balances; driven by strong credit quality • Utilized Moody’s June baseline forecast in quantitative model • $16.7 million ACL – unfunded commitments ACL by Loan Type All dollars shown in millions $117.9$124.1$132.0 $148.9 $159.6 1.25%1.34%1.42% 1.59%1.68% 2Q221Q224Q213Q212Q21 Allowance for Credit Losses ACL / Total Loans 2Q21 3Q21 4Q21 1Q22 2Q22 Loans Commercial and industrial 46,797$ 43,534$ 44,052$ 37,783$ 39,179$ Lease financing 1,457 1,083 1,633 2,093 2,212 Real estate -construction 20,359 15,390 11,874 11,410 11,965 Real estate - commercial 70,305 68,594 53,420 51,512 39,856 Real estate - residential 6,879 6,480 6,225 6,152 7,383 Home equity 9,684 9,538 9,643 9,676 10,980 Installment 1,211 1,177 1,097 1,075 1,189 Credit card 2,898 3,107 4,048 4,429 5,121 ACL-loan and lease losses 159,590$ 148,903$ 131,992$ 124,130$ 117,885$ ACL-unfunded commitments 13,558$ 11,607$ 13,406$ 13,179$ 16,661$

asset quality 29 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $119.8 $106.8$104.8 $165.5 $182.5 0.74%0.67%0.64% 1.04% 1.14% 2Q221Q224Q213Q212Q21 Classified Assets Classified Assets / Total Assets $50.2$53.6 $60.1 $77.8 $98.8 0.31%0.33%0.37% 0.49% 0.62% 2Q221Q224Q213Q212Q21 NPAs NPAs / Total Assets $5.6 $2.5 $7.4 $2.3 $2.0 -$4.2 -$10.1 -$7.7 -$5.8 -$0.8 0.08% 0.10% 0.32% 0.10% 0.23% 2Q21 3Q21 4Q21 1Q22 2Q22 NCOs Provision Expense NCOs / Average Loans

30 Investment Portfolio Composition Investment Portfolio Quality Total: $4.1B Duration: 4.2 Yrs Liquidity Sources • In addition to deposits, First Financial has approximately $7.2 billion of readily available funding sources to meet customer needs through the following sources: • Fed funds • FHLB funding • Brokered CDs • Highly liquid securities • Fed discount window • First Financial has the following sources of liquidity at the holding company: • $63.0 million in cash as of June 30, 2022 • $160.9 million dividend capacity from First Financial Bank without prior regulatory approval investment portfolio and liquidity Agency 37% AAA 16% A 6% AA 5% AA- 4% Regulatory Stock 3% Treasury 3% AA+ 2% A- 2% Other 22% Municipal bond securities 24% Commercial MBSs 19% Asset-backed securities 19% Agency pass- through securities 15% Agency CMOs 7% Non-Agency CMOs 5% Corporate securities 4% Regulatory stock 3% Debt obligations of U.S. Gov't Agency 3% Non-Agency pass-through securities 1%

capital 31 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 6/30 Risk Weighted Assets = $11,980,331 All capital numbers are considered preliminary. 1Decline in 2Q22 due to $100.9 million decline in AOCI Tier 1 Capital Ratio 13.94%13.97%14.10% 14.97%15.31% 10.50% 2Q221Q224Q213Q212Q21 Total Capital Ratio Basel III minimum 6.40%1 6.95% 7.58% 8.21%8.37% 2Q221Q224Q213Q212Q21 Tangible Common Equity Ratio 10.91%10.87%10.84%11.54%11.78% 7.00% 2Q221Q224Q213Q212Q21 Tier 1 Common Equity Ratio Basel III minimum 11.28%11.24%11.22% 11.92%12.16% 8.50% 2Q221Q224Q213Q212Q21 Tier 1 Capital Ratio Basel III minimum capital strategy 32 Strategy & Deployment Tangible Book Value Per Share • 4.7% annualized dividend yield • 42.1% of 2Q22 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 2Q22; no plans to repurchase shares in near- term• 2Q22 decline in TBV per share driven by decline in AOCI $10.27 $10.97 $12.26 $13.09 $13.08 2Q221Q224Q213Q212Q21 Tangible Book Value per Share

outlook commentary1 • Loan balances expected to grow mid-high single digits in near term • Transaction deposit balances expected to decline modestly over near-term 33 • Expected to be $102-104 million • Will fluctuate with fee incomeNoninterest Expense Net Interest Margin Balance Sheet Credit • Continued improvement expected in credit quality trends • Increasing provision expense expected for remainder of year • Uncertainty regarding inflation and impact of rate hikes Noninterest Income • Total fee income expected to be $46-48 million • Mortgage banking at risk from rising rate environment • Overdraft fees to decline approximately $1.2 million in third quarter due to program changes 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 3.85% - 4.00% with anticipated interest rate increases • Asset sensitive position advantageous with rising rates Capital • Expect to maintain dividend at current levels Summit • Unchanged outlook; negligible impact on 2022 EPS • Expected positive impact to earnings in third quarter • $400 million of annual originations, growing at double digits

About First Financial Bancorp Financial Performance Appendix 34 presentation contents appendix: our markets 35 • Greater Cincinnati/Dayton • Loans $4.3 billion • Deposits $5.0 billion • Deposit Market Share T-4 (3.0%) • Banking Centers 52 • Fortune 500 Companies 8 • Indianapolis • Loans $0.9 billion • Deposits $0.8 billion • Deposit Market Share #14 (1.3%) • Banking Centers 10 • Fortune 500 Companies 2 • Columbus, OH • Loans $1.2 billion • Deposits $0.4 billion • Deposit Market Share #15 (0.6%) • Banking Centers 5 • Fortune 500 Companies 5 • National • Loans $1.3 billion • Deposits $0.2 billion • Louisville • Loans $0.3 billion • Deposits $0.7 billion • Deposit Market Share #13 (1.4%) • Banking Centers 7 • Fortune 500 Companies 3 • Community Markets • Loans $1.5 billion • Deposits $5.2 billion • Banking Centers 61 All numbers as of 06/30/2022 except deposit market share which is as of 6/30/2021. Greater Cincinnati/Dayton and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances.

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 36 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 37 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2022 2022 2021 2021 2021 Net interest income 117,195$ 106,346$ 110,806$ 113,410$ 114,026$ Tax equivalent adjustment 1,625 1,467 1,386 1,434 1,619 Net interest income - tax equivalent 118,820$ 107,813$ 112,192$ 114,844$ 115,645$ Average earning assets 13,722,904$ 13,809,520$ 13,793,644$ 13,724,403$ 14,007,765$ Net interest margin 1 3.43% 3.12% 3.19% 3.28% 3.27 % Net interest margin (fully tax equivalent) 1 3.47% 3.17% 3.23% 3.32% 3.31 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 38 All dollars shown in thousands Additional non-GAAP ratios June 30, Mar. 31, Dec. 31, Sep. 30, June 30, (Dollars in thousands, except per share data) 2022 2022 2021 2021 2021 Net income (a) 51,520$ 41,301$ 46,945$ 60,012$ 50,888$ Average total shareholders' equity 2,099,670 2,225,495 2,241,820 2,261,293 2,263,687 Less: Goodw ill (999,958) (1,000,238) (938,453) (937,771) (937,771) Other intangibles (84,577) (87,602) (56,120) (58,314) (60,929) MSR's (15,777) (15,431) (14,886) (14,215) (13,310) Average tangible equity (b) 999,358 1,122,224 1,232,361 1,250,993 1,251,677 Total shareholders' equity 2,068,670 2,137,445 2,258,942 2,236,170 2,269,507 Less: Goodw ill (999,959) (999,959) (1,000,749) (937,771) (937,771) Other intangibles (82,889) (85,891) (88,898) (56,811) (59,391) MSR's (16,130) (15,782) (15,469) (14,852) (14,142) Ending tangible equity (c) 969,692 1,035,813 1,153,826 1,226,736 1,258,203 Total assets 16,243,714 16,009,150 16,329,141 15,956,593 16,037,919 Less: Goodw ill (999,959) (999,959) (1,000,749) (937,771) (937,771) Other intangibles (82,889) (85,891) (88,898) (56,811) (59,391) MSR's (16,130) (15,782) (15,469) (14,852) (14,142) Ending tangible assets (d) 15,144,736 14,907,518 15,224,025 14,947,159 15,026,615 Risk-w eighted assets (e) 11,980,331 11,704,681 11,645,666 11,399,782 11,318,590 Total average assets 16,185,978 16,184,919 16,036,417 15,995,808 16,215,469 Less: Goodw ill (999,958) (1,000,238) (938,453) (937,771) (937,771) Other intangibles (84,577) (87,602) (56,120) (58,314) (60,929) MSR's (15,777) (15,431) (14,886) (14,215) (13,310) Average tangible assets (f) 15,085,666$ 15,081,648$ 15,026,958$ 14,985,508$ 15,203,459$ Ending shares outstanding (g) 94,448,792 94,451,496 94,149,240 93,742,797 96,199,509 Ratios Return on average tangible shareholders' equity (a)/(b) 20.68% 14.93% 15.11% 19.03% 16.31% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 6.40% 6.95% 7.58% 8.21% 8.37% Risk-w eighted assets (c)/(e) 8.09% 8.85% 9.91% 10.76% 11.12% Average tangible equity as a percent of average tangible assets (b)/(f) 6.62% 7.44% 8.20% 8.35% 8.23% Tangible book value per share (c)/(g) 10.27$ 10.97$ 12.26$ 13.09$ 13.08$ Three months ended, appendix: non-GAAP to GAAP reconciliation 39 Additional non-GAAP measures As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 117,195$ 117,195$ 106,346$ 106,346$ 110,806$ 110,806$ 113,410$ 113,410$ 114,026$ 114,026$ Provision for credit losses-loans and leases (j) (4,267) (4,267) (5,589) (5,589) (9,525) (9,525) (8,193) (8,193) (4,756) (4,756) Provision for credit losses-unfunded commitments (j) 3,481 3,481 (226) (226) 1,799 1,799 (1,951) (1,951) 517 517 Noninterest income 49,786 49,786 41,293 41,293 45,660 45,660 42,537 42,537 42,987 42,987 less: gains (losses) on sale of investment securities (1,054) (196) 306 (205) (104) less: other - - - 500 - Total noninterest income (g) 49,786 50,840 41,293 41,489 45,660 45,354 42,537 42,242 42,987 43,091 Noninterest expense 103,227 103,227 102,805 102,805 109,605 109,605 99,058 99,058 99,643 99,643 less: severance and merger-related expenses - - - - 98 less: tax credit investments 104 104 6,120 5,309 1,156 less: legal settlement - - 3,456 3,825 less: Summit acquisition costs 100 323 4,095 - - less: COVID-19 and other 666 2,354 1,870 181 2,772 Total noninterest expense (e) 103,227 102,357 102,805 100,024 109,605 94,064 99,058 93,568 99,643 91,792 Income before income taxes (i) 64,540 66,464 50,649 53,626 54,587 69,822 67,033 72,228 61,609 69,564 Income tax expense 13,020 13,020 9,348 9,348 7,642 7,642 7,021 7,021 10,721 10,721 plus: tax effect of adjustments 82 83 4,835 4,194 913 plus: after-tax impact of tax credit investments @ 21% 404 625 3,199 1,091 1,671 Total income tax expense (h) 13,020 13,506 9,348 10,056 7,642 15,676 7,021 12,306 10,721 13,305 Net income (a) 51,520$ 52,958$ 41,301$ 43,570$ 46,945$ 54,146$ 60,012$ 59,922$ 50,888$ 56,259$ Average diluted shares (b) 94,450 94,450 94,264 94,264 93,762 93,762 95,144 95,144 97,010 97,010 Average assets (c) 16,185,978 16,185,978 16,184,919 16,184,919 16,036,417 16,036,417 15,995,808 15,995,808 16,215,469 16,215,469 Average shareholders' equity 2,099,670 2,099,670 2,225,495 2,225,495 2,241,820 2,241,820 2,261,293 2,261,293 2,263,687 2,263,687 Less: Goodwill and other intangibles (1,100,312) (1,100,312) (1,103,271) (1,103,271) (1,009,459) (1,009,459) (1,010,300) (1,010,300) (1,012,010) (1,012,010) Average tangible equity (d) 999,358 999,358 1,122,224 1,122,224 1,232,361 1,232,361 1,250,993 1,250,993 1,251,677 1,251,677 Ratios Net earnings per share - diluted (a)/(b) 0.55$ 0.56$ 0.44$ 0.46$ 0.50$ 0.58$ 0.63$ 0.63$ 0.52$ 0.58$ Return on average assets - (a)/(c) 1.28% 1.31% 1.03% 1.09% 1.16% 1.34% 1.49% 1.49% 1.26% 1.39% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.58% 1.63% 1.12% 1.20% 1.16% 1.54% 1.41% 1.54% 1.42% 1.62% Return on average tangible shareholders' equity - (a)/(d) 20.68% 21.26% 14.93% 15.75% 15.11% 17.43% 19.03% 19.00% 16.31% 18.03% Efficiency ratio - (e)/((f)+(g)) 61.8% 60.9% 69.6% 67.7% 70.1% 60.2% 63.5% 60.1% 63.5% 58.4% Effective tax rate - (h)/(i) 20.2% 20.3% 18.5% 18.8% 14.0% 22.5% 10.5% 17.0% 17.4% 19.1% (Dollars in thousands, except per share data) 2Q22 1Q22 4Q21 3Q21 2Q21

40 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202